                        FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT ("Amendment") is made effective as of the 31st day of December, 1996 by and among ALOETTE COSMETICS, INC., a Pennsylvania corporation ("ACI"), ALOETTE COSMETICS, INC. OF PENNSYLVANIA, a Pennsylvania corporation ("APa"), ALOETTE COSMETICS, INC. OF DELAWARE, a Delaware corporation ("ADe"), and ALOETTE REALTY, INC., a Delaware corporation ("Realty") (ACI, APa, ADe and Realty are referred to herein collectively as "Borrowers" and individually as a "Borrower"), and PNC BANK, NATIONAL ASSOCIATION (the "Bank").

                                   BACKGROUND

         A. Pursuant to the terms of that certain Loan Agreement dated January 4, 1996 by and between Borrowers and Bank (as amended and as the same may hereafter be amended, supplemented, modified and/or restated, the "Loan Agreement"), Bank agreed, inter alia, to extend to Borrowers a revolving working capital line of credit up to a maximum outstanding principal amount of One Million Dollars ($1,000,000.00) (the "Line"), evidenced by that certain Committed Line of Credit Note dated January 4, 1996 in the original principal amount of One Million Dollars ($1,000,000.00) executed by the Borrowers payable to the order of Bank (the "Line Note").

         B. Borrowers' obligations under the Line Note are secured by, inter alia (collectively, the "Collateral"): (a) a first priority perfected security interest and all accounts, general intangibles, instruments, documents, chattel paper, equipment, furniture, fixtures, machinery, inventory and all other personal property of each Borrower, and in and to all proceeds thereof; (b) a first priority pledge and assignment by John E. Defibaugh of all rights, title and interest in and to the Escrow Account, as defined in the Pledge Agreement;
(c) a valid and enforceable first priority open-end mortgage lien against the real property and improvements located at 1301 Wright's Lane East, Lot 9, Goshen Park West (East Goshen Township), Chester County, Pennsylvania owned by ACI; and (d) a valid and enforceable first and prior assignment to Bank of the Consulting Agreement between ACI and John E. Defibaugh; all as evidenced by those certain Security Agreements dated January 4, 1996 executed by the Borrowers and delivered to the Bank (collectively, the "Security Agreements"), that certain Pledge and Hypothecation Agreement dated January 4, 1996 executed by John E. Defibaugh and delivered to Bank (the "Pledge Agreement"), that certain Open-End Mortgage and Security Agreement dated January 4, 1996 executed and delivered by ACI to Bank (the "Borrower Mortgage"), and that certain Collateral Assignment of Rights dated January 4, 1996 executed by ACI and delivered to the Bank with the consent of John E. Defibaugh (the "Assignment").

         C. In addition to the Collateral set forth above, the obligations of ACI are secured by the unconditional, unlimited Guaranty and Surety Agreement of Aloette Cosmetics of Canada, Inc. (the "Guarantor") as evidenced by that certain Guaranty and Suretyship Agreement dated January 4, 1996 executed by the Guarantor and delivered to the Bank (the "Surety Agreement"). The Guarantor's obligations under the Surety Agreement are secured by a first priority perfected security interest in all accounts, general intangibles, instruments, documents, chattel paper, equipment, furniture, fixtures, machinery, inventory and other personal property of Guarantor as evidenced by that certain Security

Agreement dated January 4, 1996 executed by the Guarantor and delivered to the Bank (the "Guarantor Security Agreement"), and by a valid and enforceable mortgage lien against the real property and improvements located at 89 Edilcan Drive, Concord, Ontario, Canada L4K3S6 as evidenced by the certain Charge/ Mortgage of Land Instrument No. LT1079465, registered on January 8, 1996 (the "Guarantor Mortgage").

         D. The Loan Agreement, the Line Note, the Security Agreements, the Pledge Agreement, the Borrower Mortgage, the Assignment, the Surety Agreement, the Guarantor Security Agreement and the Guarantor Mortgage, and all documents executed in connection therewith or given as security for the Line shall be collectively referred to as the "Loan Documents."

         E. Terms not otherwise defined herein will have the meaning set forth therefore in the Loan Agreement.

         F. Borrowers have requested and Bank has agreed to extend the term of the Line, to reduce the rate at which interest accrues on sums advanced under the Line, and to release Bank's lien against the Escrow Account, all of which Bank is willing to do on the terms contained herein and in accordance with the terms and conditions hereof.

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         1. TERM OF LINE. The reference to "December 31, 1996" as the Expiration Date of the Line contained in Section 1 of the Loan Agreement is hereby deleted and replaced with "December 31, 1998."

         2. INTEREST ON THE LINE. Commencing on January 1, 1997, interest on the unpaid balance of the Line will accrue until final payment thereof at a rate per annum which is equal to the Prime Rate of Bank in effect from time to time, as that term is defined in the Line Note (subject to application of any default rate), as evidenced by that certain Allonge to Committed Line of Credit Note of even date herewith.

         3. RELEASE OF ESCROW ACCOUNT. Bank hereby releases the Escrow Account as collateral for Borrowers' obligations under the Loan Documents and John E. Defibaugh from his obligations under the Pledge Agreement.

         4. FURTHER AGREEMENTS AND REPRESENTATIONS. Borrowers do hereby:

                 (a) ratify, confirm and acknowledge that the statements contained in the Background hereof are true and complete and that the Loan Agreement, as amended, and the other Loan Documents be and are valid, binding and in full force and effect;

                 (b) covenant and agree to perform all obligations of Borrowers contained herein and under the Loan Agreement, as amended, and the other Loan Documents;

                  (c) acknowledge and agree that no Borrower has any defense, set-off, counterclaim or challenge against the payment of any sums owing under Loan Documents, the enforcement of any of the terms of the Loan Agreement, as amended, or the other Loan Documents.

                  (d) acknowledge and agree that all representations and warranties of any Borrower contained in the Loan Agreement and/or the other Loan Documents are true, accurate and correct on and as of the date hereof as if made on and as of the date hereof;

                  (e) represent and warrant that no Event of Default or event which with the giving of notice or passage of time or both would constitute such an Event of Default exists and all information described in the foregoing Background is true, accurate and complete;

                  (f) acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof is intended to constitute a novation of the Loan Agreement or any of the other Loan Documents, and does not constitute a release, termination or waiver of any of the liens, security interests, rights or remedies granted to the Bank therein, which liens, security interests, rights and remedies are hereby ratified, confirmed, extended and continued as security for the obligations of Borrower to Bank under the Loan Agreement and the other Loan Documents, except with respect to Bank's release of the Escrow Account as specifically provided for herein; and

                  (g) acknowledge and agree that any Borrower's failure to comply with or perform any of its covenants, agreements or obligations contained in this Amendment shall constitute an Event of Default under the Loan Agreement and each of the Loan Documents.

         5. MODIFICATION FEE. In consideration for the agreements of the Bank Contained herein, Borrowers agree to pay to Bank in full on the date hereof a fee in the amount of Two Thousand Five Hundred Dollars ($2,500.00), which fee has been fully earned by Bank upon execution of this Amendment and is nonrefundable for any reason.

         6. COSTS AND EXPENSES. Upon execution of this Amendment, Borrowers shall pay to Bank all costs and expenses incurred by Bank in connection with the review, preparation and negotiation of this Amendment and all documents in connection therewith, including, without limitation, all of Bank's attorneys' fees and costs.

         7. INCONSISTENCIES. To the extent of any inconsistency between the terms, conditions and provisions of this Amendment and the terms, conditions and provisions of the Loan Agreement or the other Loan Documents, the terms, conditions and provisions of this Amendment shall prevail. All terms, conditions and provisions of the Loan Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers and Bank.

         8. CONSTRUCTION. Any capitalized terms used in this Amendment and not otherwise defined shall have the meaning set forth for such terms in the Loan Agreement. All references to the Loan Agreement therein or in any other Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

         9. NO WAIVER. Nothing contained herein is intended to nor shall it constitute a waiver by Bank of any rights and remedies available to it at law or in equity or as provided in the Loan Agreement or in the Loan Documents.

         10. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this First Amendment to Loan Agreement to be executed effective as of the day and year first above written.

                                         ALOETTE COSMETICS, INC.,
                                         a Pennsylvania corporation

                                  By:
                                     ------------------------------------
                                         Patricia J. Defibaugh, President

(CORPORATE SEAL)
                                  Attest:
                                         ----------------------------------
                                         Jean M. Lewis, Assistant Secretary

                                         ALOETTE COSMETICS, INC. OF
                                         PENNSYLVANIA,
                                         a Pennsylvania corporation


                                  By:
                                      -------------------------------------
                                         Patricia J. Defibaugh, President

(CORPORATE SEAL)                  Attest:
                                      -------------------------------------
                                         Jean M. Lewis, Assistant Secretary

                                         ALOETTE COSMETICS, INC. OF
                                         DELAWARE,
                                         a Delaware corporation


                                 By:
                                      -------------------------------------
                                          Patricia J. Defibaugh, President

(CORPORATE SEAL)                  Attest:
                                      -------------------------------------
                                         Jean M. Lewis, Assistant Secretary

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                         ALOETTE REALTY, INC.,
                                         a Delaware corporation


                                  By:
                                      -------------------------------------
                                         Patricia J. Defibaugh, President

(CORPORATE SEAL)                  Attest:
                                      -------------------------------------
                                         Jean M. Lewis, Assistant Secretary




                                  PNC BANK, NATIONAL




ASSOCIATION                       By:
                                      -------------------------------------
                                      Kevin Wheatley, Assistant Vice President

                         CONSENT AND ACKNOWLEDGEMENT OF
                     GUARANTOR AND SUBORDINATED DEBT HOLDER



         Each of the undersigned, intending to be legally bound hereby, consents and agrees to the foregoing First Amendment to Loan Agreement dated of even date herewith (the "First Amendment"), and all terms thereof, and further agrees that such First Amendment shall in no way adversely affect or impair the undersigneds' respective obligations under that certain Surety Agreement dated January 4, 1996, executed by Aloette Cosmetics of Canada, Inc. in favor of PNC Bank, National Association ("Bank"), and under that certain Subordination Agreement dated January 4, 1996, executed by John E. Defibaugh in favor of Bank, or under any other documents executed or delivered pursuant thereto or in connection therewith, all of which are hereby ratified and confirmed as of this 31st day of December, 1996.

                                  ALOETTE COSMETICS OF CANADA, INC.



                                  By:                                    (SEAL)
                                     ------------------------------------
(CORPORATE SEAL)                          Patricia J. Defibaugh, Chief
                                          Executive Officer and Vice President

                                  Attest:
                                     ------------------------------------
                                          Jean M. Lewis, Assistant Secretary




                                                                         (SEAL)
-----------------------------        ------------------------------------
Witness                               JOHN E. DEFIBAUGH